EXHIBIT 99.3

                                LOCK-UP AGREEMENT



Surf Group, Inc.
57 Main Street
East Hampton, NY  11937
Att: Board of Directors

     Re:   Agreement not to Trade Shares of Common
           Stock of Surf Group, Inc., a New York corporation
           (the "Company")

Gentlemen:

     Pursuant to that certain Stock Purchase Agreement dated the date hereof (the Stock Purchase Agreement"), the undersigned owners (the "Owners") of 40,000 shares of common stock of the Company (the "Shares") as set opposite the Owners name on the signature page hereof and in consideration of the transfer of control of the Company to new Company management and the prospect of the Company acquiring a significant operating business, thereby adding value to the Shares hereby agrees as follows:

1. The Owners agree not to sell or otherwise transfer, lien, pledge or encumber the Shares except in accordance with this Agreement.

2. The Owners warrant and represent that the Owners have full power and authority to enter into this Agreement and to restrict the transfer of the Shares except in accordance with this Agreement, and that the Owners' compliance with this Agreement will not conflict with or result in a breach of any other agreement relating to the Shares.

3. Subject to Section 4 hereof, the Owners hereby agree that they shall not collectively sell more than 9,000 of the Shares in any calendar month during the six (6) months commencing from the date of the closing of the above-referenced change of control and that such sales shall be made over the OTC BB or any successor exchange.

4. The Owners further agree not to make any private transfer of any of the Shares unless the transferee thereof agrees in writing to be unconditionally bound by the provisions of this Agreement, copies of which unconditional assignment and acceptance shall be promptly provided to the Company.

5. The Owners also agree that each stock certificate held or received by the Owners shall bear a legend on the face thereof, as follows:

          "Pursuant to a certain leakout agreement dated November __, 2002 (the "Agreement"), the shares represented by this stock certificate may not be sold in whole or in part until _________, 2003 and thereafter may not be sold in quantities (measured in the aggregate by all Owners similarly situated) in excess of 9,000 Shares per month; and no private transfer may be made unless the transferee agrees in writing to be unconditionally bound by the terms of the Agreement."

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6.   The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties hereto.

7.   Miscellaneous

     7.1 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof.

     7.2 Further Assurances. Without limiting the generality of any provision of this Agreement, each party hereto agrees that upon request of any other party hereto, it shall, from time to time, do any and all other acts and things as may reasonably be required to carry out its obligations hereunder, to consummate the transactions contemplated hereby and to effectuate the purposes hereof.

     7.3 Rights and Remedies. All rights and remedies of any party under any provision of this Agreement shall to the extent not inconsistent with the other provisions of this Agreement, be in addition to any other rights and remedies provided for by any legal requirement (including all forms of legal and equitable relief including specific performance without the need to post any security), all rights and remedies contemplated in the preceding clause shall be independent and cumulative, and may, to the extent permitted by legal requirements, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

     7.4 Amendments. No amendment or modification of this Agreement shall be valid or binding upon the parties hereto unless made in writing and executed by the parties hereto and the Company.

     7.5 Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, exclusive of conflicts of law provisions. The parties hereby irrevocably and unconditionally consent and submit to the exclusive jurisdiction of state and federal courts located in New York, New York (the "Dispute Courts") with respect to the matters relating herein. The parties agree that service of process in any action or proceeding hereunder may be served upon such party by certified mail, return receipt requested to the address for notice set forth herein and such notice shall have the same force and effect as if service were made personally upon such party. Each party hereto irrevocably

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waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the forum and each party irrevocably waives the right to proceed in any other jurisdiction. Final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

     7.6 Notice. Any notice, demand, offer, consent, report, approval or other written document required or permitted to be given pursuant to this Agreement shall be in writing signed by the party giving such notice or its agent and shall be hand delivered against receipt or sent by certified letter, return receipt requested, or by recognized courier service to the other parties at the addresses listed on the signature page hereto and shall be effective upon receipt. Each party shall have the right to change the place to which notice shall be sent or delivered by similar notice sent in like manner to any other party.

     7.7 Severability. If any provision of this Agreement or the application thereof to any person(s) or circumstance(s) shall be invalid or unenforceable to any extent, (i) the remainder of this Agreement and the application of such provision to other person(s) or circumstance(s) shall not be affected thereby; and (ii) each such provision shall be enforced to the greatest extent permitted by applicable law.

     7.8 Assignment. Subject to the restrictions on transfers set forth herein, this Agreement shall inure to the benefit of, be binding upon and be enforceable by and against the parties and their successors and permitted assigns.

     7.9 No Waiver. No consent or waiver, express or implied, by a party or of any breach by a party in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of the breach in the performance by such party of the same or any other obligation of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not unless otherwise herein provided to the contrary constitute a waiver by a party of its rights hereunder. All consents and waivers shall be in writing.

     7.10 Expenses; Method of Payment. Each party shall pay all of its expenses, including legal and accounting fees, relating to the transactions contemplated hereby, regardless of whether the transactions contemplated hereby are consummated.

     7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Agreement. It shall not be necessary that any counterpart be signed by the parties so long as each party shall have executed a counterpart.

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     IN WITNESS WHEREOF, the parties have signed this Leakout Agreement on the
______ day of November, 2002.


Certificate and Number of Shares              Owners Signature, Name Printed
Subject to Leak Out                           and Address

______________________________                ______________________________
______________________________                ______________________________
______________________________                ______________________________
______________________________                ______________________________


Surf Group, Inc.


By: ______________________________
       Authorized Signatory





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